                                                                    Exhibit 10.1

                                FIFTH AMENDMENT
                                ---------------

          FIFTH AMENDMENT (this "Amendment"), dated as of May 15, 2001, to the
                                 ---------
Credit and Guaranty Agreement, dated as of March 18, 1999, as amended by the First Amendment and Consent, dated as of July 1, 1999, the Second Amendment and Consent, dated as of October 26, 1999, the Third Amendment, dated as of January 14, 2000 and the Fourth Amendment and Waiver, dated as of August 2, 2000 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Muzak LLC, formerly known as Audio
           ----------------
Communications Network, LLC (the "Borrower"), Muzak Holdings LLC ("Holdings")
                                  --------                         --------
and certain Subsidiaries of the Borrower (the "Guarantors"), various Lenders
                                               ----------
from time to time party thereto, Goldman Sachs Credit Partners L.P. ("GSCP"), as
                                                                      ----
Syndication Agent, Canadian Imperial Bank of Commerce, as Administrative Agent (the "Administrative Agent"), and GSCP and CIBC Oppenheimer Corp., as Co-Lead
      --------------------
Arrangers.

                                    RECITALS
                                    --------

          WHEREAS, capitalized terms used herein which are not herein defined shall have the meanings ascribed thereto by the Credit Agreement; and

          WHEREAS, the Borrower and Lenders desire to make certain amendments as set forth below.

          THEREFORE, in consideration of the foregoing and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Amendments to Credit Agreement.
               ------------------------------

          (a)  Applicable Margin. The first sentence of the definition of
               -----------------
"Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "'Applicable Margin' means (i) a percentage, per annum, determined by reference to the Total Leverage Ratio in effect from time to time as set forth below:

               ========================================================
                       Tranche A Term Loans and Revolving Loans
               --------------------------------------------------------
                    Total          Applicable            Applicable
                  Leverage    Alternate Base Rate    Eurodollar Rate
                    Ratio            Margin               Margin
               --------------------------------------------------------
                ** 5.25:1.00         2.50%                 3.50%
               --------------------------------------------------------


** Grater than or equals to

               ========================================================
                       Tranche A Term Loans and Revolving Loans
               --------------------------------------------------------
                  * 5.25:1.00              2.25%              3.25%
                 ** 4.75:1.00
               --------------------------------------------------------
                  * 4.75:1.00              2.00%              3.00%
                 ** 4.25:1.00
               --------------------------------------------------------
                  * 4.25:1.00              1.75%              2.75%
                 ** 3.75:1.00
               --------------------------------------------------------
                  * 3.75:1.00              1.50%              2.50%
               ========================================================


          (ii) with respect to Tranche B Term Loans (a) 4.00% per annum for Eurodollar Rate Loans and (b) 3.00% per annum for Alternate Base Rate Loans."

          (b)  Interest Coverage Ratio. Section 6.6(a) of the Credit Agreement
               -----------------------
is hereby amended by deleting the table contained therein and substituting the following therefor:

               ===================================
                             Period                        Ratio
               --------------------------------------------------------
                    Closing Date - 12/31/99              1.60:1.00
               --------------------------------------------------------
                        1/1/00 - 3/31/00                 1.80:1.00
               --------------------------------------------------------
                       4/1/00 - 12/31/00                 1.65:1.00
               --------------------------------------------------------
                        1/1/01 - 9/30/01                 1.80:1.00
               --------------------------------------------------------
                       10/1/01 - 6/30/02                 2.00:1.00
               --------------------------------------------------------
                        7/1/02 - 6/30/03                 2.25:1.00
               --------------------------------------------------------
                     7/1/03 and thereafter               2.50:1.00
               ========================================================

          2.   Effectiveness. This Amendment shall not be effective until such
               -------------
time as (a) the (i) Credit Parties, (ii) Administrative Agent, and (iii) Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to Administrative Agent, and (b) Borrower shall have paid all accrued costs, fees and expenses of each Agent in connection with this Amendment, including, without limitation, all accrued fees and expenses of counsel to Agents.


          3.   Representations and Warranties of Each Credit Party. Each Credit
               ---------------------------------------------------
Party hereby represents and warrants to the Administrative Agent and the Lenders that:

*  Less than
** Greater than or equals to

          (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party. The execution, delivery and performance by each Credit Party of this Amendment and the consummation of the transactions contemplated by this Amendment do not and will not (a) violate any provision of any law or governmental rule or regulation applicable to such Credit Party, the Organizational Documents of such Credit Party, or any order, judgment or decree of any court or other agency of governmental binding on any Credit Party, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party (including, without limitation, the Senior Subordinated Note Indenture), (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries, or (d) require the approval of members of any Credit Party or any approval or consent of any Person under any Contractual Obligation, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to the Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect;

          (b) this Amendment and each Credit Document has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;


          (c) on or as of the date hereof, and after giving effect to this Amendment and the transactions contemplated hereunder, no Default or Event of Default has occurred and is continuing; and

          (d) the representations and warranties of each Credit Party contained in the Credit Agreement and the Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific date.

          4.   Acknowledgments and Covenants of Each Credit Party. Each Credit
               --------------------------------------------------
Party hereby (a) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Credit Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Credit Documents, and (c) agrees to pay all of expenses of the Co-Agents (including counsel fees and disbursements) incurred in connection with the preparation, negotiation and completion of this Amendment.

          5.   Status of Credit Documents. This Amendment is limited solely for
               --------------------------
the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, the terms, provisions and conditions of the Credit Documents and the Liens granted thereunder shall continue in full force and effect and are hereby ratified and confirmed in all respects.

          6.   Counterparts. This Amendment may be executed in any number of
               ------------
counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

          7.   Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.



                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                           MUZAK LLC



                                           By: /s/ Michael F. Zendan II
                                              ---------------------------
                                              Name:  Michael F. Zendan II
                                              Title: Vice President and
                                                      General Counsel

 By signing below, the Guarantors (w) ratify and reaffirm the Credit Documents to which they are a party, (x) acknowledge this Amendment and (y) agree and admit that they have no defenses or offsets against any of their obligations to the Administrative Agent or any Lender under the Credit Documents.

MUZAK HOLDINGS LLC                            BUSINESS SOUND, INC.


By: /s/ Michael F. Zendan II                  By: /s/ Michael F. Zendan II
   ----------------------------                  ---------------------------
   Name:  Michael F. Zendan II                   Name:  Michael F. Zendan II
   Title: Vice President and                     Title: Vice President and
           General Counsel                               General Counsel





MUZAK CAPITAL CORPORATION                     BI ACQUISITION, LLC



By: /s/ Michael F. Zendan II                  By: /s/ Michael F. Zendan II
   ---------------------------                   ---------------------------
   Name:  Michael F. Zendan II                   Name:  Michael F. Zendan II
   Title: Vice President and                     Title: Vice President and
           General Counsel                               General Counsel




MLP ENVIRONMENTAL MUSIC, LLC                 AUDIO ENVIRONMENTS, INC.



By: /s/ Michael F. Zendan II                 By: /s/ Michael F. Zendan II
   ---------------------------                  ---------------------------
   Name:  Michael F. Zendan II                  Name:  Michael F. Zendan II
   Title: Vice President and                    Title: Vice President and
           General Counsel                              General Counsel

ELECTRO-SYSTEMS CORPORATION                  TELEPHONE AUDIO PRODUCTIONS, INC.



By: /s/ Michael F. Zendan II                 By: /s/ Michael F. Zendan II
    --------------------------                   --------------------------
    Name: Michael F. Zendan II                   Name: Michael F. Zendan II
    Title: Vice President and                    Title: Vice President and
            General Counsel                              General Counsel




BACKGROUND MUSIC                             VORTEX SOUND COMMUNICATIONS
   BROADCASTERS, INC.                         COMPANY, INC.



By: /s/ Michael F. Zendan II                 By: /s/ Michael F. Zendan II
    --------------------------                   --------------------------
    Name: Michael F. Zendan II                   Name: Michael F. Zendan II
    Title: Vice President and                    Title: Vice President and
            General Counsel                              General Counsel



MUZAK HOUSTON, INC.                           MUSIC INCORPORATED



By: /s/ Michael F. Zendan II                  By: /s/ Michael F. Zendan II
    --------------------------                    --------------------------
    Name: Michael F. Zendan II                    Name: Michael F. Zendan II
    Title: Vice President and                     Title: Vice President and
            General Counsel                               General Counsel

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        as Administrative Agent and a Lender



                                        By: /s/ Matthew Jones
                                            --------------------------
                                            Name:  Matthew Jones
                                            Title: Managing Director

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                         as Syndication Agent and a Lender



                                        By: /s/ Stephen King
                                           -----------------------------
                                               Authorized Signatory

                                        FLEET NATIONAL BANK,



                                        By:_____________________________
                                           Name:
                                           Title:

                                        MAGNETITE ASSET INVESTORS,



                                        By: /s/ Mark J. Williams
                                            -----------------------------
                                            Name:  Mark J. Williams
                                            Title: Director

                                        TITANIUM CBO,



                                        By: /s/ Mark J. Williams
                                            ---------------------------
                                            Name:  Mark J. Williams
                                            Title: Director

                                        SENIOR LOAN FUND,


                                        By: /s/ Mark J. Williams
                                            ----------------------------
                                            Name:  Mark J. Williams
                                            Title: Director

                                        COAST BUSINESS CREDIT,



                                        By:_____________________________
                                           Name:
                                           Title:

                                        KZH CYPRESSTREE 1-LLC,



                                        By:_____________________________
                                           Name:
                                           Title:

                                        KZH CNC LLC,



                                        By:_____________________________
                                           Name:
                                           Title:

                                  CYPRESSTREE INVESTMENT PARTNERS I, LTD
                                  By: CypressTree Investment Management Company, Inc.
                                     as Portfolio Manager



                                  By: /s/ Jeffery W. Heuer
                                      ----------------------------------
                                      Name:  Jeffery W. Heuer
                                      Title: Principal

                                  CYPRESSTREE INVESTMENT FUND, LLC
                                  By: CypressTree Investment Management Company, Inc.
                                     its Managing Manager



                                  By: /s/ Jeffery W. Heuer
                                      --------------------------
                                      Name:  Jeffery W. Heuer
                                      Title: Principal

                                  CYPRESSTREE INVESTMENT MANAGEMENT
                                   COMPANY, INC.
                                  As: Attorney-in-Fact and on behalf of
                                      First Allmerica Financial Life Insurance
                                      Company as Portfolio Manager



                                  By: /s/ Jeffery W. Heuer
                                      -------------------------------
                                      Name:  Jeffery W. Heuer
                                      Title: Principal

                            CYPRESSTREE SENIOR FLOATING RATE FUND
                            By: CypressTree Investment Management Company, Inc.
                                as Portfolio Manager



                            By: /s/ Jeffery W. Heuer
                                --------------------------------------
                                Name:  Jeffery W. Heuer
                                Title: Principal

                            NORTH AMERICAN SENIOR FLOATING
                              RATE FUND,
                            By: CypressTree Investment Management Company, Inc.
                                as Portfolio Manager



                                        By:  /s/ Jeffery W. Heuer
                                             -------------------------------
                                             Name:  Jeffery W. Heuer
                                             Title: Principal

                                        FREMONT INVESTMENT & LOAN,



                                        By: /s/ Maria Chachere
                                            --------------------------------
                                            Name:  Maria Chachere
                                            Title: Vice President

                                        MERRILL LYNCH
                                         SENIOR FLOATING RATE FUND II, INC.,



                                        By: /s/ Joseph P. Matteo
                                            --------------------------------
                                            Name:  Joseph P. Matteo
                                            Title: Authorized Signatory

                                        MERRILL LYNCH
                                           SENIOR FLOATING RATE FUND INC.,



                                        By: /s/ Joseph P. Matteo
                                            --------------------------------
                                            Name:  Joseph P. Matteo
                                            Title: Authorized Signatory

                                   MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                    BANK LOAN PORTFOLIO
                                   By: Merrill Lynch Investment Managers, L.P.
                                      as Investment Advisor



                                   By: /s/ Joseph P. Matteo
                                       ---------------------------------
                                       Name:  Joseph P. Matteo
                                       Title: Authorized Signatory

                                   MERRILL LYNCH PRIME RATE PORTFOLIO
                                   By: Merrill Lynch Investment Managers, L.P.
                                      as Investment Advisor



                                   By: /s/ Joseph P. Matteo
                                       --------------------------------
                                       Name:  Joseph P. Matteo
                                       Title: Authorized Signatory

                                   SENIOR HIGH INCOME PORTFOLIO, INC.,



                                   By: /s/ Joseph P. Matteo
                                       ---------------------------------
                                       Name:  Joseph P. Matteo
                                       Title: Authorized Signatory

                                   WINGED FOOT FUNDING TRUST,



                                   By: /s/ Ann E. Morris
                                       -------------------------------
                                       Name:  Ann E. Morris
                                       Title: Authorized Agent

                                   SRF TRADING INC.,



                                   By: /s/ Ann E. Morris
                                       ------------------------------------
                                       Name:  Ann E. Morris
                                       Title: Asst. Vice President

                                   NEW YORK LIFE INSURANCE COMPANY,



                                   By:  _____________________________
                                        Name:
                                        Title:

                                   Sankaty Advisors, LLC as Collateral Manager for GREAT POINT CLO 1999-1 LTD, as Term Lender,



                                   By: /s/ Diane J. Exter
                                       ------------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager

                                   STEIN ROE & FARNHAM CLO I LTD.
                                   By Stein Roe & Farnham Incorporated
                                      as Portfolio Manager



                                   By: /s/ Kathleen A. Zarn
                                       ---------------------------------
                                       Name:  Kathleen A. Zarn
                                       Title: Vice President

                          STEIN ROE FLOATING RATE
                           LIMITED LIABILITY COMPANY,
                          By Stein Roe & Farnham Incorporated
                             as Advisor



                          By: /s/ Kathleen A. Zarn
                              --------------------------------------
                              Name:  Kathleen A. Zarn
                              Title: Vice President
                                     Stein Roe & Farnham Incorporated
                                     as Advisor to the Stein Roe Floating Rate
                                     Limited Liability Company

                                   LIBERTY-STEIN ROE ADVISOR
                                    FLOATING RATE ADVANTAGE FUND,
                                   By: Stein Roe as Advisor



                                   By: /s/ Kathleen A. Zarn
                                       ----------------------------------
                                       Name:  Kathleen A. Zarn
                                       Title: Vice President

                                   THE TORONTO DOMINION BANK,



                                   By: /s/ Dana Schwalie
                                       -----------------------------
                                       Name:  Dana Schwalie
                                       Title: Manager, Credit Admin.

                                   VAN KAMPEN PRIME RATE INCOME TRUST,



                                   By: /s/ Douglas L. Winchell
                                       -------------------------------
                                       Name:  Douglas L. Winchell
                                       Title: Vice President

                                   APEX (IDM) CDO I, LTD.,



                                   By: /s/ Mark K. Misenheimer
                                       ----------------------------------
                                       Name:  Mark K. Misenheimer
                                       Title: S.V.P.

                                           TRYON CLO LTD. 2000-I,



                                           By: /s/ Mark K. Misenheimer
                                               ------------------------------
                                               Name:  Mark K. Misenheimer
                                               Title: S.V.P.

                                            ELC (CAYMAN) LTD. CDO SERIES 1999-I,



                                            By: /s/ Mark K. Misenheimer
                                                -------------------------------
                                                Name:  Mark K. Misenheimer
                                                Title: S.V.P.

                                   ELC (CAYMAN) LTD. CDO SERIES 1999-III,



                                   By: /s/ Mark K. Misenheimer
                                       --------------------------------
                                       Name:  Mark K. Misenheimer
                                       Title: S.V.P.

                                   ELC (CAYMAN) LTD. 1999-II,



                                   By: /s/ Mark K. Misenheimer
                                       --------------------------------
                                       Name:  Mark K. Misenheimer
                                       Title: S.V.P.

                                   ELC (CAYMAN) LTD.,



                                   By: /s/ Mark K. Misenheimer
                                       -------------------------------
                                       Name:  Mark K. Misenheimer
                                       Title: S.V.P.

                                   KATONAH I, LTD.,



                                   By: /s/ Ralph Della Rocca
                                       -----------------------------
                                       Name:  Ralph Della Rocca
                                       Title: Authorized Officer
                                              Katonah Capital, LLC
                                              As Manager

                                   KATONAH II, LTD.,



                                   By: /s/ Ralph Della Rocca
                                       -------------------------------
                                       Name:  Ralph Della Rocca
                                       Title: Authorized Officer
                                              Katonah Capital LLC
                                              As Manager

                                   SIERRA CLO I LTD.,



                                   By: /s/ John M. Casparian
                                       --------------------------------
                                       Name:  John M. Casparian
                                       Title: Chief Operating Officer
                                              Centre Pacific LLP (Manager)